Exhibit 99.2

 Fixed Income Investor PresentationFirst Quarter 2020

 Cautionary Note Regarding Forward-looking Statements  2  Statements in this presentation that are not statements of historical fact, including statements that include terms such as ‘‘will,’’ ‘‘may,’’ ‘‘should,’’ ‘‘believe,’’ ‘‘expect,’’ ‘‘forecast,’’ ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘project,’’ ‘‘intend,’’ ‘‘likely,’’ ‘‘optimistic’’ and ‘‘plan’’ and statements about future or projected financial and operating results, plans, projections, objectives, expectations, and intentions, are forward-looking statements. Forward-looking statements include, but are not limited to, descriptions of plans and objectives for future operations, products or services; projections of our future revenue, earnings or other measures of economic performance; forecasts of credit losses and other asset quality trends; statements about our business and growth strategies; and expectations about economic and market conditions and trends. These forward-looking statements express our current expectations, forecasts of future events, or long-term goals. They are based on assumptions, estimates, and forecasts that, although believed to be reasonable, may turn out to be incorrect. Actual results could differ materially from those discussed in the forward-looking statements for a variety of reasons, including:• economic, market, operational, liquidity, credit, and interest rate risks associated with our business including the impact of the ongoing COVID-19 pandemic on each of these items;• economic conditions generally and in the financial services industry, particularly economic conditions within Michigan and the regional and local real estate markets in which our bank operates including the economic impact of the ongoing COVID-19 pandemic in each of these areas;• the failure of assumptions underlying the establishment of, and provisions made to, our allowance for loan losses;• increased competition in the financial services industry, either nationally or regionally;• our ability to achieve loan and deposit growth;• volatility and direction of market interest rates;• the continued services of our management team; and• implementation of new legislation, which may have significant effects on us and the financial services industry.This list provides examples of factors that could affect the results described by forward-looking statements contained in this presentation, but the list is not intended to be all-inclusive. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by any new or modified risk factors disclosed in Part II – Item 1A of any subsequently filed Quarterly Report on Form 10-Q, include the known risks our management believes could materially affect the results described by forward-looking statements in this presentation. However, those risks may not be the only risks we face. Our results of operations, cash flows, financial position, and prospects could also be materially and adversely affected by additional factors that are not presently known to us that we currently consider to be immaterial, or that develop after the date of this presentation. We cannot assure you that our future results will meet expectations. While we believe the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. We do not undertake, and expressly disclaim, any obligation to update or alter any statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

 Preliminary Term Sheet  3  (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.   Issuer  Security Offered  Security Rating(1)  Structure  Term  Call Type  Use of Proceeds  Sole Placement Agent  Independent Bank Corporation (NASDAQ: IBCP)  Holding Company Subordinated Debt Due 2030  BBB- by Kroll Bond Rating Agency   Fixed-to-Floating Rate  10 Years  Non-Call 5-Year at Par  General Corporate Purposes   Keefe, Bruyette & Woods, A Stifel Company  Issuance Type  Private Placement

     About Independent

5

Our Management Team



William B. "Brad" Kessel
President, CEO & Director

- CEO of IBCP and Independent Bank since 2013
- Joined Independent Bank in 1994
- Began career with Crowe Chizek and Company



Stephen A. "Steve" Erickson
EVP & CFO

- Joined Independent in 2019 as EVP and Treasurer
- Previously served as CFO of Midland States Bancorp
- Prior experience with Bear Stearns, Goldman Sachs and Coopers & Lybrand



Stefanie M. Kimball
EVP & Chief Risk Officer

- EVP and Chief Risk Officer since 2012
- Joined the Company in April 2007 as EVP – Commercial
- Previous experience with Comerica for 25 years



Dennis J. "Jim" Mack
EVP – Chief Commercial Lending Officer

- EVP – Commercial Lending since 2012
- Joined the Company in May 2009 as SVP – Credit Administration
- Previous experience with Comerica for 25 years



Larry R. "Russ" Daniel Jr.
EVP – Retail Banking

- Responsible for Retail Banking, Deposit Ops, as well as digital banking strategy
- Joined Independent Bank over 19 years ago
- Previous experience in commercial and retail bank management



Patrick J. Ervin
EVP – Mortgage Banking

- Joined Independent Bank in 2016 as Senior Vice President Mortgage Banking
- 25 years experience in the mortgage area
- Previous experience with Talmer Bank, TCF Bank and Standard Federal Bank

Source: S&P Global Market Intelligence and Company documents.

Forbes BEST-IN-STATE Bank 2018 & 2019

Be Independent

 Our Franchise  6  Source: S&P Global Market Intelligence, FactSet and Company documents.Note: Map does not include loan production offices in Columbus, Fairlawn and Toledo, Ohio.  Headquartered in Grand Rapids, Michigan68 Branches and 12 LPOs (including 3 in OH)Over 900 FTEs#1 ranked in customer satisfaction in Michigan by Forbes (“Best in Banks and Credit Unions” Survey published in June 2019) $285 million market capitalization (3/31/20) NASDAQ: IBCP     Branches (68)    LPOs      Key Highlights (Q1‘20)   $3.6B of Assets $2.8B of Gross Loans $3.1B of Deposits   1.41% PTPP ROA

7

Key Investment Highlights

Proven & sustainable business model spanning 150+ years

- Conservative operating philosophy
- Consistent profitability with focus on expense control

Strong core earnings generation with ROEs exceeding peer

High quality balance sheet & strong capital position (10.8% CET1 / 13.4% Total RBC)

Low cost, durable deposit base supports stable NIM (0.61% MRQ cost of deposits)

Prudent risk management & credit culture with strong asset quality

Diversified and granular loan portfolio across industry and loan type

Experienced and proven management team

Member FDIC

Forbes BEST-IN-STATE Bank 2018 & 2019

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 Michigan’s Leading Community Bank  8  Source: S&P Global Market Intelligence and Company documents. Map does not include loan production offices. Deposit market share data based on FDIC Summary of Deposits Annual Survey as of June 30, 2019.Note: Loan and deposit balances exclude the loans and deposits that are not clearly allocable to a certain region.      94          96          75          69      Michigan’s community bank. #1 deposit market share amongst Michigan banks < $10B in assets and #10 deposit market share overall Top 10 market share in 19 of 23 counties of operation – with opportunity to gain market share in attractive Michigan marketsLow cost and stable deposit base in East and Central regions utilized to fund growth in the West and Southeast regions (higher growth & more metropolitan)Most recent Forbes “Best in Banks” Survey (published in June 2019) ranked Independent Bank first in the State of Michigan in customer satisfaction.Acquisition of Traverse City State Bank on April 1, 2018 added five branches in the hub of Northern Michigan - driving additional loan and deposit growth We have 12 LPOs, including 9 throughout Michigan and 3 in Ohio (residential mortgage lending only)    Branches (68)    East / “Thumb”Branches: 23Deposits: $967MLoans: $443M  SoutheastBranches: 7Deposits: $345MLoans: $686M  CentralBranches: 12Deposits: $465MLoans: $199M  WestBranches: 21Deposits: $805MLoans: $833M  NorthwestBranches: 5Deposits: $240MLoans: $284M

Strategic Initiatives

9

Growth

- **Improve net interest income** via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing.
- **Innovative and targeted customer acquisition**, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.
- Add new customers and grow revenue through **outbound calling**.
- Add new customers and grow revenue through the **addition of new talented sales professionals** in our existing markets.
- **Supplement our organic growth initiatives** via **selective and opportunistic bank acquisitions** and branch acquisitions.

Process Improvement & Cost Controls

- **Completion of core data processing provider contract**.
- **On-going branch optimization**: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology.
- **Modernize branch delivery technology/systems**.
- **Expand Digital Branch (Call Center) services**.
- All business lines and departments: **streamline/automate operating processes and workflows**
- Build/enhance dashboard reporting and business intelligence.

Talent Management

- We recognize that the **path to organizational success is through the success of each and every one of our team members**. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives.
- We are passionate about our desire to ensure that our **team members are empowered** and supported in a way that will best position them **to serve our customers**.
- We believe that if we are **committed to the well-being of our team members**, and recognize and reward their contributions, they will ensure our success.

Risk Management

- Maintain strong, **high quality, capital levels** – augmented by **consistent earnings**.
- Maintain **excellent asset quality** and strong proactive monitoring.
- Active liquidity and **interest rate risk monitoring** and management.
- Strong, independent and collaborative risk management, utilizing 3 layers of defense (business unit, risk management and internal audit).
- Effective operational controls with special **emphasis on cyber security, fraud prevention, regulatory compliance, crisis communications and business continuity plan**.
- Effective working **relationships with banking regulators and other key outside oversight partners.**

Member FDIC

Forbes BEST-IN-STATE Bank 2018 & 2019

Be Independent

COVID-19 Response

Supporting Employees, Clients & Communities

10

When it became apparent that the threat from Coronavirus (COVID-19) could pose a threat to our people and business, we activated our Business Continuity and Crisis Communication Core Teams to take early and decisive action

Employees

- ✓ **Work from home.** Providing the technology, culture, and operational infrastructure for the workforce to work remotely as needed
- ✓ Granting **additional sick and vacation time**
- ✓ Closing our branch lobbies, transacting through our drive-thru windows, and **meeting customers safely by appointment**
- ✓ Performing additional routine and on-demand **sanitization of facilities using enhanced methods**

Clients & Communities

- ✓ **Pro-actively reaching out to our business customers to understand needs**
- ✓ Supporting **local** businesses
- ✓ Approved **$255M in SBA Paycheck Protection Program (PPP)** loan applications as of April 29
- ✓ Working with business and consumer customers on **temporary payment relief**
  - **$146M (12.3%)** in loan forbearances to 184 commercial customers
  - **$79M (7.4%)** in loan forbearances to 401 mortgage customers

Member FDIC

Forbes BEST-IN-STATE Bank 2018 & 2019

Be Independent

     Financial Performance

 Track Record of Consistent Growth & Profitability  12  2019 net income and diluted EPS increased 16.6% and 19.0%, respectively, compared to 2018.2019 dividends increased 20% over 2018.Continued improvements in ROAA and ROAE.2019 mortgage loan originations topped $1 billion for only the second time in the Company’s history!    Source: Company documents.Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 2017, diluted EPS was $1.22; net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

1Q 2020 Financial Highlights

13

Income Statement

- **Pre-tax, pre-provision income was $12.5 million** in Q1'20 compared to $12.2 million in Q1'19 ($18.4 million vs $14.4 million excluding the MSR change for the same respective periods).
- Net income of $4.8 million, or $0.21 per diluted share vs $9.4 million, or $0.39 per diluted share for the year ago quarter.
- **Net interest income of $30.2 million**, a decrease of $50,000, or 0.2% from the year ago quarter.
- **Record level mortgage originations of $311 million**, also, $262 million in loans sold with **$8.8 million in net gains on mortgage loans** vs $3.6 million in net gains from the year ago quarter.
- MSR change due to price of negative $5.9 million ($0.21 per diluted share, after taxes) vs negative $2.2 million ($0.07 per diluted share, after taxes) in Q1'19.
- Provision for loan losses of $6.7 million ($0.24 per diluted share, after taxes) vs $0.7 million ($0.02 per diluted share, after taxes) in Q1'19. Included within the Q1'20 provision for loan losses is a $4.9 million increase in the qualitative reserve.

Balance Sheet/Capital

- Total portfolio loans declined $6.9 million, or 1.0% annualized. In Q1'20, $28.7 million of portfolio mortgage loans were securitized or sold. (growth rate increases to 3.2% annualized when excluding the impact of these transactions).
- Total **deposits grew by $81.8 million or 11.6% annualized** (excluding brokered deposits).
- Repurchased 678,929 shares at a W.A. price of $20.30 / share during Q1'20. Share repurchase activity is on hold at this time.
- Paid a **20 cent per share cash dividend** on common stock on 2/14/2020.

IBCP Highlights

Pre-Provision Income
$12.5 million / 1.41% PTPP ROA

Net Income
$4.8 million ($0.21 / share)

Net Interest Margin
3.63%

Capital Ratios
10.8% CET1 Ratio
13.4% Total RBC Ratio

Liquidity
Loan to deposit ratio of 88%

Strong Reserves
1.20% LLR / portfolio loans
CECL adoption delayed

Member FDIC
Forbes BEST-IN-STATE Bank 2018 & 2019 Be Independent

 Strong Non-interest Income  14  Diverse sources of non-interest income – representing 26.8% of revenue Continued strong performance in service charges on deposits and interchangeMortgage banking: $8.8 million in net gains on mortgage loans in 1Q’20 vs $3.6 million in the year ago quarter$311.1 million in mortgage loan originations in 1Q’20 vs $137.8 million in 1Q’19 and $302.5 million in 4Q’19Purchase / Refi mix in 2019 was 70% / 30% vs 1Q’20 origination mix of 43% / 57% and application mix of 32% / 68% as refi activity continues to dominate1Q’20 mortgage loan servicing includes a $5.9 million ($0.21 per diluted share, after tax) decrease in fair value adjustment due to price compared to a decrease of $2.2 million ($0.7 per diluted share, after tax) in the year ago quarter       Source: Company documents.  $11.0M  Q1 ‘20 Non-interest Income Breakout  Non-interest Income Trends ($M)  Highlights  26.8% of revenue

 Focus on Operating Expenses   15  Source: Company documents.  Non-interest Expense ($M)  Highlights  Efficiency Ratio (4 quarter rolling avg)   Continued focus on expense control and driving positive operating leverage. MSR Change in value due to price of negative $5.9 million reduced mortgage loan servicing income and drove 1Q’20 efficiency ratio to 69.2%, excluding the MSR Change the efficiency ratio would have been 62.2%. Eight branch closings targeted for 3Q’20 with anticipated annual savings in excess of $1.3 million with closing costs of approximately $0.8 million.Opportunities exist to gain additional efficiencies as we continue to optimize our delivery channels.

   HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us as slightly asset sensitive.Net interest income decreased $0.5 million, or 1.7%, in 1Q’20 vs. 4Q’19 due primarily to a seven basis point decline in the net interest margin that was only partially offset by a $30.1 million increase in average interest earning assets.Net interest margin was 3.63% during the first quarter of 2020, compared to 3.88% in the year-ago quarter and 3.70% in the fourth quarter of 2019.  Stable Net Interest MarginDriven by Low Cost Deposit Base  16  Net Interest Margin (TE) (%)  Q1’20 NIM Progression

     Low Cost Deposit Franchise Focused on Core Deposit Growth  17  Substantially core funding – $2.6 billion of non-maturity deposit accounts (83.3% of total deposits)Total deposits increased $81.8 million, or 2.9%, since 12/31/19 (excluding brokered) with non-interest bearing up $22.9 million, interest bearing demand up $43.3 million, reciprocal up $33.5 million and time down $17.8 millionDeposits by Customer Type:Retail – 55.7%Commercial – 28.9%Municipal – 15.4%  Deposit Composition – 3/31/20  Deposit Highlights  Michigan Deposit Market Share  $3.1B  Core Deposits: 83.3%  Cost of Deposits (%)/Total Deposits ($B)  Note: Core deposits defined as total deposits less maturity deposits. Market share data as of 6/30/19.

18

Diversified Loan Portfolio

Focused on High Quality Growth

Gross Loan Composition – 3/31/20

CRE / RBC: 163%
CLD / RBC: 66%


Held for Sale 2%
C&I / OO - CRE 25%
Non - OO CRE 17%
Installment 17%
$2.8B
Mortgage 38%

Yield on Loans (%)/Total Portfolio Loans ($B)


$2.1
$2.5
$2.6
$2.6
$2.6
$2.7
$2.7
$2.7
$2.7
4.57%
4.86%
4.84%
4.98%
5.03%
5.02%
4.89%
4.75%
4.62%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Total Portfolio Loans
Yield on Loans

Lending Highlights

- Portfolio loan changes in 1Q'20
  - Commercial – increased $14.9 million or 5.1% annualized
  - Mortgage – decreased $28.9 million or 10.6% annualized (includes a securitization and a sale totaling $28.7 million of portfolio mortgage loans during the quarter, decreased 9 bps annualized excluding these transactions)
  - Installment – increased $7.1 million or 6.2% annualized
- Mortgage weighted average FICO and LTV of 745 and 68%, respectively and average balance of $184,000
- Installment weighted average FICO of 755 and average balance of $27,170
- Commercial loan rate mix:
  - 51% fixed / 49% variable
  - Indices – 58% tied to Prime, 39% tied to LIBOR and 3% tied to a US Treasury rate
- Mortgage loan (inc. HECL) rate mix:
  - 45% fixed / 55% adjustable or variable
  - Indices – 20% tied to Prime, 62% tied to LIBOR and 18% tied to a US Treasury rate

Note: Portfolio loans exclude loans HFS. Figures may not sum due to rounding. Concentration ratios as defined by S&P Global.

Forbes BEST-IN-STATE Bank 2018 & 2019 Be Independent

   Diversified and Granular Loan Portfolio  19  Percentage concentrations are based on the entire commercial portfolio of $1,182 million.  $483M  $698M  $698 million, or 59% of the commercial loan portfolio is C&I or owner occupied, while $483 million, or 41% is investment real estate.  Loans by Industry as a % of Total Commercial Loans ($ in millions)  Investor RE by Collateral Type as a % of Total Commercial Loans ($ in millions)

Supporting Our Customers and Communities

COVID-19 Programs as of April 29, 2020

20

Loan Forbearances

(dollars in thousands)	COVID-19 Accommodations			Total	% of
Loan Category	Customers (#)	Loans (#)	Loans ($)	Loans	Total Loans
Commercial	184	276	$145,690	$1,181,599	12.3%
Mortgage portfolio loans	401	401	79,184	1,069,967	7.4%
Installment & Other	305	305	7,715	466,549	1.7%
Total	890	982	$232,589	$2,718,115	8.6%
Mort. loans serviced for others	912	912	$133,698	$2,684,258	5.0%

Paycheck Protection Program

(dollars in thousands) Description	Applications	Amount
Applications received	1,864	$255,830
Approved by Independent Bank	1,846	255,317
SBA loan # assigned	1,814	252,755
Closed and funded	770	170,687

Highlights

- The tables to the left reflect our status in each of these programs through April 29th
- **Loan Forbearances:**
  - Forbearance period three months for mortgage and installment loans, three or six for commercial.
  - Retail forbearances are primarily principal & interest deferrals.
  - Commercial forbearances are primarily principal deferrals only.
- **Paycheck Protection Program:**
  - Of the 1,846 loan requests that we had gotten through underwriting, 1,814 loans for $252.8 million had been approved by the SBA and had been assigned loan numbers, which reserves program funds.
  - As of the 29th, we still had 18 applications not yet approved by underwriting and 32 through underwriting with no loan number.

$ in thousands.

Member FDIC
Forbes BEST-IN-STATE Bank 2018 & 2019 Be Independent

 Strong Credit QualityHighly Disciplined Credit Risk Management   21  Source: S&P Global Market Intelligence and Company documents.Note: Non-performing loans exclude troubled debt restructurings that are performing. Portfolio loans exclude loans HFS.  Non-performing Loans ($M)  Loan Net Charge-Offs/ Avg. Loans  Allowance for Loan Losses

Significant Reserves
Incurred Loss Model vs CECL

22

Allocation of Incurred ALLL

	December 31, 2019	March 31, 2020	Change
	(In thousands)		
Commercial	$7,922	$10,212	$2,290
Mortgage	8,216	7,416	(800)
Installment	1,283	1,258	(25)
Subjective Allocation	8,727	13,609	4,882
Total	$26,148	$32,495	$6,347

Incurred vs. CECL ($ in Thousands)



% Loans
0.96%
Incurred Loss Build
1.20%
"As-if CECL" Illustrative Only
1.60%(1)
$26,148
$6,347
$32,495
$8,000 to $10,000
$1,500 to $2,500
$43,495(1)
12/31/19 ALLL
Reserve Build Under Incurred Loss
3/31/20 Incurred Loss Reserve
"As If" Day 1 CECL Reserve
"As If" Incremental 3/31 CECL Reserve Build
3/31/20 "As If" ACL

- We delayed adopting CECL under the CARES Act:
  - Increased visibility into the economic (local, regional, national) impact of COVID-19.
  - Unemployment forecast sources exhibiting wide disparity
  - Relationship between unemployment and credit impacted by non-traditional factors, including "stay at home" executive orders, increased unemployment eligibility as well as supplemental unemployment benefits.
- Incurred Model:
  - Reserve build with Q1 provision expense of $6.7mm.
  - Q1 allowance of $32.5mm or,
    - 1.20% of portfolio loans,
    - 194% of non-performing loans, and
    - 10.5x Q1 gross charge offs annualized of $3.1mm.
  - Subjective allocation increased $4.9mm due to impact of: economic shock, high unemployment claims, "stay home" executive orders and initial wave of forbearance requests.
- CECL:
  - CECL day 1 impact range is $8.0mm to $10.0mm with $1.0mm to $2.0mm for unfunded commitments.
  - "As if" CECL in Q1'20: $42.0mm to $45.0mm with $2.5mm to $3.5mm for unfunded commitments.
  - CECL Model Details:
    - Discounted cash flow model with fourteen loan segments.
    - Probability of default and loss given default based on long-term average for Commercial and regression for Mortgage and Installment.
    - Regression uses two year forecast / two year reversion to mean driven primarily by unemployment.
    - Unemployment data: median of Bloomberg survey; 12.8% Q2, falls to 8.3% by Q4, reaches 6.0% by Q4, 2021.
    - Q factors: model maturity, economic shock and forbearance activity.

(1) 3/31 "As If" ACL and percent of loans calculated at midpoint of incremental range with additional $9.0 million at Day 1 and $11.0 million at Q1'20.

Forbes BEST-IN-STATE Bank 2018 & 2019 Be Independent

23

Ample Sources of Additional Liquidity Aided by Strong Risk Management

Investment Portfolio by Type (3/31/20)

Duration: ~3.2 Yrs


Corporate
8%
Private Label Mortgage
6%
Treasury, Agency & CDs
2%
Asset-backed
17%
$594.3M
Municipal/ Government
28%
Agency MBS, CMO & CMBS
39%

Investment Portfolio by Rating (3/31/20)


BAA
5%
Not Rated
4%
AA
5%
AA
14%
$594.3M
AAA
72%

Liquidity Sources

- In addition to deposits, Independent has approximately $1.5 billion of readily available funding sources to meet customer needs through the following sources:
  - Fed funds
  - FHLB funding
  - Brokered CDs
  - Highly liquid securities
  - Fed discount window

- Independent has the following sources of liquidity at the holding company:
  - $9.4 million available cash on hand as of March 31, 2020
  - $41.6 million dividend capacity from Independent Bank without prior regulatory approval

Member FDIC

Forbes BEST-IN-STATE Bank 2018 & 2019

Be Independent

Maintain Adequate Capital RatiosEfficiently Deployed Capital and Commitment to Capital Retention  24  Source: S&P Global Market Intelligence and Company documents.Note: Company closed acquisition of TCSB Bancorp, Inc. in Q2 ‘18.(1) Pro forma for $45.0 million subordinated debt offering. Assumes 0.0% risk weighting of assets.  TCE / TA (%)   Leverage Ratio (%)   CET1 Ratio (%)   Total RBC Ratio (%)   IBCP Target 8.50% - 9.50%  Capital retention to support (i) organic growth and (ii) acquisitions; and Return of capital through (i) strong and consistent dividend and (ii) share repurchases  Long-Term Capital Priorities:  15.0% Pro Forma(1)

     Appendix

 Historical Financial Data  26  Excluding the impact of the $5.96 million remeasurement of net deferred tax assets in 2017, net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

 Markets of Operation  27  100% of deposits in Michigan

 Kroll Credit Ratings Summary  28  IBCP’s Kroll ratings reflect an overall strong credit profile  Source: Kroll Bond Rating AgencyKroll Ratings Scale: https://www.krollbondratings.com/understanding-ratings/methodologies/rating-scales

 Historical Interest Coverage  29  Source: S&P Global Market Intelligence and Company documents.Note: Assumes $10.0 million of gross proceeds are downstreamed to Independent Bank for illustrative purposes only. Excludes impact of offering expenses. Assumes a $45.0 million transaction with an initial fixed rate of 5.50% for illustrative purposes only.  Historical Interest Coverage